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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 12, 2000

                           ASPECT DEVELOPMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

       0-20749                                          25-1622857
 (Commission File No.)                        (IRS Employer Identification No.)


                             1395 Charleston Road
                            Mountain View, CA 94043
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (650) 428-2700

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Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Aspect Development, Inc., a Delaware corporation ("Aspect"), and i2 Technologies, Inc., a Delaware corporation ("i2"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Aspect and risks arising when investing in Aspect, investors are directed to Aspect's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

     On March 13, 2000, Aspect announced that it entered into a definitive merger agreement with i2. The definitive merger agreement contemplates that, subject to the satisfaction of certain conditions contained therein, including the approval of the merger referred to therein by the stockholders of Aspect and i2 and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, i2 would acquire Aspect in a stock-for-stock transaction. Upon consummation of the merger, i2 will issue or reserve for issuance approximately 44.9 million shares of its common stock for all of the outstanding equity securities of Aspect.

     Aspect's press release, dated March 13, 2000, entitled "i2, Aspect Development Announce Largest Merger in History of Software Industry" is attached hereto as Exhibit 99.1.

     In connection with the execution of the merger agreement, Aspect amended its stockholders' rights plan to provide, among other things, that no person or entity would be considered to be an "acquiring person" thereunder by reason of any transaction contemplated by the merger agreement. Aspect's amended rights agreement, dated March 12, 2000, entitled is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Exhibit
     Number         Description
     ------         -----------

     99.1           Press Release dated March 13, 2000.
     99.2 Amendment to Rights Agreement Between Aspect Development, Inc. and U.S. Stock Transfer Corporation, dated March 12, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ASPECT DEVELOPMENT, INC.


Dated: March 16, 2000          By: /s/ DAVID S. DURY
                               ---------------------
                               David S. Dury
                               Vice President and Chief Financial Officer

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